AMENDMENT NO. 1 TO

PURCHASE AND CONTRIBUTION AGREEMENT
This AMENDMENT NO. 1 TO PURCHASE AND CONTRIBUTION AGREEMENT, dated as of July 20, 2012 (this “Amendment”), is between MYLAN PHARMACEUTICALS INC. (“MPI”), as originator and seller (in such capacity, “Originator”), and as initial servicer (in such capacity, the “Servicer”), and MYLAN SECURITIZATION LLC (the “Buyer”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to that certain Purchase and Contribution Agreement, dated as of February 21, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”);
WHEREAS, concurrently herewith, MPI, the Buyer and certain other parties are entering into that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”); and
WHEREAS, the parties hereto wish to amend the Agreement upon the terms hereof.
NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), each of the parties hereto hereby agree as follows:
A G R E E M E N T:
1.Definitions. Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Agreement.
2.    Amendment. Section 6.2 of the Agreement is hereby amended by replacing the amount “$6,000,000” where it appears in clause (b) thereof with the amount “$8,000,000”.
3.    Representations and Warranties. Each of the Buyer, MPI, the Servicer and Originator represents and warrants to each of the other parties hereto, the Agent, the Purchaser Agents and the LOC Issuer as of the date hereof, both before and immediately after giving effect to this Amendment, as follows:
(a)    The representations and warranties made by it in the Agreement and each of the other Transaction Document to which it is a party are true and correct both as of the date hereof and immediately after giving effect to this Amendment and the Receivables Purchase Agreement Amendment.
(b)    The execution and delivery by it of the Receivables Purchase Agreement Amendment and this Amendment, and the performance of its respective obligations under this Amendment, the Agreement (as amended hereby), the Receivables Purchase Agreement

(as amended by the Receivables Purchase Agreement Amendment) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Agreement (as amended hereby), the Receivables Purchase Agreement (as amended by the Receivables Purchase Agreement Amendment) and the other Transaction Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.
(c)    No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment, the Receivables Purchase Agreement Amendment or the transactions contemplated hereby or thereby.
4.    Conditions to Effectiveness. This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions precedent:
(a)    Execution of Amendment. The Agent shall have received a counterpart of this Amendment duly executed by each of the parties hereto.
(b)    Effectiveness of Receivables Purchase Agreement Amendment. The Receivables Purchase Agreement Amendment shall have become effective.
(c)    No Defaults. No Event of Default or Unmatured Event of Default shall have occurred and be continuing either before or immediately after giving effect to this Amendment.
(d)    Representations and Warranties True. The representations and warranties of the Buyer, MPI, the Servicer and Originator contained in the Agreement and in this Amendment shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.
5.    Reference to and Effect on the Agreement and the other Transaction Documents.
(a)    Each reference in the Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to “Purchase and Contribution Agreement”, “Sale Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended hereby.
(b)    Each of the Agreement and the other Transaction Documents (except as specifically amended herein) is hereby ratified and confirmed in all respects by each of the parties hereto and shall remain in full force and effect in accordance with its respective terms.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or amendment to any right, power or remedy of the Buyer, the Agent, any Purchaser, any Purchaser Agent or the LOC Issuer under, nor constitute a waiver of or amendment to, any other provision or condition under any Transaction Document.
(d)    To the extent that the consent of any party hereto, in any capacity, is required under any Transaction Document or any other agreement entered into in connection with any Transaction Document with respect to any of the amendments set forth herein, such party hereby grants such consent.
6.    Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement.
7.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Buyer, the Servicer, MPI and Originator, and their respective successors and assigns.
8.    Costs and Expenses. MPI agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of Agent, each Purchaser, each Purchaser Agent and the LOC Issuer in connection with the preparation, negotiation, execution and delivery of this Amendment and the Receivables Purchase Agreement Amendment, and any other documents to be delivered in connection herewith or therewith, including, reasonable attorneys’ fees and expenses of a single counsel.
9.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
10.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
11.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MYLAN PHARMACEUTICALS INC.,
as Originator and as Servicer

By: /s/ Brian Byala
Name: Brian Byala
Title: Treasurer

MYLAN SECURITIZATION LLC,
as Buyer

By: /s/ Brian Byala
Name: Brian Byala
Title: Manager

Amendment No. 1 to
Purchase and Contribution Agreement

Acknowledge and Agreed to:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Purchaser Agent for the BTMU Group

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Agent

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

Amendment No. 1 to
Purchase and Contribution Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the PNC Group

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as an LOC Issuer

By: /s/ Mark Falcione
Name: Mark Falcione
Title: Senior Vice President

Amendment No. 1 to
Purchase and Contribution Agreement

SUNTRUST ROBINSON HUMPHREY, INC.,
as Purchaser Agent for the SunTrust Group

By: /s/ Emily Shields
Name: Emily Shields
Title: Vice President

Amendment No. 1 to
Purchase and Contribution Agreement

MIZUHO CORPORATE BANK, LTD.,
as Purchaser Agent for the Mizuho Group

By: /s/ Bertram Tang
Name: Bertram Tang
Title: Authorized Signatory

Amendment No. 1 to
Purchase and Contribution Agreement

MYLAN INC.,
as Performance Guarantor

By: /s/ Brian Byala
Name: Brian Byala
Title: Senior Vice President, Treasurer

Amendment No. 1 to
Purchase and Contribution Agreement